UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2008

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2008, Helicos BioSciences Corporation (“Helicos” or the “Company”) issued a press release (the “Press Release”) announcing that the Board of Directors of Helicos appointed Ronald Lowy, 53, as Chief Executive Officer of Helicos, effective immediately.  Mr. Lowy succeeds Stephen J. Lombardi, who will retain the position of President and will remain on the Company’s Board of Directors.  Mr. Lowy will perform his duties as Chief Executive Officer on a part-time basis and will remain as a member of the Board, on which he has served since November 2007.  From April 2007 to November 2007, Mr. Lowy served as a self-employed consultant.  Mr. Lowy was the President and CEO of Fisher BioSciences, part of Thermo Fisher Scientific, from November 2004 until April 2007.  Previously, Mr. Lowy was President, Global Connectivity Solutions of ADC Telecommunications in 2004 and President and Chief Operating Officer of Krone Group from 2001 to 2004.  The Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with Mr. Lowy’s appointment as Chief Executive Officer of the Company, Mr. Lowy has resigned from the audit committee of the Board of Directors and has been replaced with Peter Barrett.

There are no arrangements between Mr. Lowy and any other persons pursuant to which Mr. Lowy was selected as Chief Executive Officer.  There are no family relationships between Mr. Lowy and any other director or executive officer of the Company.  There are no transactions, or proposed transactions, to which the Company is or was to be a party and in which Mr. Lowy had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

At the time of the filing of this report, the information required by Item 5.02(c)(3) of this Current Report on Form 8-K has not been determined.  In accordance with Instruction 2 to Item 5.02 of this Current Report on Item 8-K, the Company will file an amendment to this Current Report on Form 8-K containing such information within four business days after its determination.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press release, dated December 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stephen P. Hall
Date: December 2, 2008	Name: Stephen P. Hall
Title: Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release, dated December 2, 2008